UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

AMERICAN CLEAN RESOURCES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12567 West Cedar Drive, Suite 104, Lakewood, CO 80228-2039

(Address of principal executive offices)

1.720.458.1124

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	ACRG	OTCPK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 16, 2026, American Clean Resources Group, Inc. (the “Company”) entered into a Joint Exploration and Development Agreement (the “Elko JEDA”) with TRG Holdings, LLC (“TRG Holdings”) covering the development of a critical mineral processing hub in Elko, Nevada (the “Elko CMPH”). The Elko JEDA is the northern Nevada counterpart to the Company’s previously disclosed Joint Exploration and Development Agreement with TRG Holdings covering the Company’s Millers Property in Esmeralda County, Nevada.

The Elko JEDA establishes a binding framework for joint exploration, technical evaluation, regulatory coordination, and commercial scoping directed at the recovery of federally designated critical minerals from geothermal brine associated with TRG Holdings’ resources, without new hardrock mining. The Elko JEDA contemplates the potential formation of one or more project-level entities to advance specific development activities and does not itself create an operating joint venture. Any operating relationship would be effected through a definitive agreement following completion of the contemplated joint work.

The Elko JEDA is structured to preserve the separation between TRG Holdings’ regulated utility operations, including Elko Heat Company, and the mineral exploration, extraction, and processing activities of the project. Under the Elko JEDA, mineral activities are conducted through TRG Holdings or its designated mineral-activity affiliates and not through Elko Heat Company or any regulated utility affiliate, and TRG Holdings reserves its geothermal, power generation, and related utility operations.

The foregoing description of the Elko JEDA does not purport to be complete and is qualified in its entirety by reference to the full text of the Elko JEDA, which the Company intends to file as an exhibit to its periodic report for the fiscal period in which the Elko JEDA was executed.

Cautionary Statement Regarding Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements regarding the Elko JEDA, the contemplated Elko Critical Mineral Processing Hub, the potential recovery of critical minerals from geothermal brine, the potential formation of project-level entities, and the Company’s plans and expectations, are forward-looking statements subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Any laboratory or pilot results referenced are preliminary, do not constitute an estimate or characterization of any mineral reserve or mineral resource under subpart 1300 of Regulation S-K, and do not assure commercial recovery. The Elko JEDA does not obligate any party to enter into a definitive agreement or to consummate any transaction, and any project-level development remains subject to further evaluation, financing, permitting, and definitive documentation, any of which may not occur. Additional risks are described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLEAN RESOURCES GROUP, INC.

Date: July 22, 2026	By:	/s/ Tawana Bain
Tawana Bain
Chief Executive Officer

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